UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2023

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road
Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

207-629-1190

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in a current report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 27, 2023, Vineyard Wind 1 LLC (“Vineyard Wind”), a joint venture offshore wind development company that is 50% indirectly owned by Avangrid Renewables, LLC, an indirect, wholly-owned subsidiary of Avangrid, Inc. (the “Corporation”), and 50% indirectly owned by funds of Copenhagen Infrastructure Partners, closed on October 24, 2023, an approximately $1.2 billion tax equity financing transaction (the “Tax Equity Financing Transaction”) with J.P. Morgan Chase, Bank of America, and Wells Fargo (the “Tax Equity Investors”), in connection with its development, construction, ownership, leasing, operation and maintenance of a wind generating facility currently under construction in waters off of the coast of Martha’s Vineyard, Massachusetts (the “Vineyard Wind 1 Project”). In connection with the first funding of the Tax Equity Financing Transaction on December 13, 2023, the Corporation issued a parent guaranty in favor of the Tax Equity Investors (the “Tax Equity Guaranty”) in the initial aggregate amount of approximately $57 million. The aggregate amount of the Tax Equity Guaranty will increase over time as the Tax Equity Investors fund their investments in the Vineyard Wind 1 Project up to a maximum guaranteed amount of approximately $725 million.

The foregoing description is only a summary of the material provisions of the Tax Equity Guaranty are qualified in its entirety by reference to the full text of such instrument, a copy of which will be filed by the Corporation as an exhibit to its annual report on Form 10-K for the year ended December 31, 2023.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ Justin Lagasse
Name:	Justin Lagasse
Title:	Senior Vice President – Controller and Interim Chief Financial Officer

Dated: December 18, 2023

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